UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 11, 2011
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
The Goldman Sachs Group, Inc. (together with its consolidated subsidiaries, the firm) will be making certain changes to its business segments, commencing with its earnings release for the fourth quarter of 2010, which will be issued on January 19, 2011.
Prior to the fourth quarter of 2010, the firm had three business segments: Investment Banking, Trading and Principal Investments, and Asset Management and Securities Services. Beginning with the fourth quarter of 2010, the firm will report its results in the following four business segments: Investment Banking, Institutional Client Services, Investing & Lending, and Investment Management. Prior results beginning with the firm’s 2008 fiscal year are presented on a comparable basis in the tables below.
     The changes made were as follows:
•	Trading and Principal Investments has been disaggregated into two new segments: Institutional Client Services, which includes results from the firm’s market making in various products for and on behalf of clients, and Investing & Lending, which includes results from the firm’s investing and lending activities. These changes reflect the increased importance of providing greater transparency with respect to the firm’s revenues from client execution activities related to making markets for clients in various products, and revenues from investing and lending activities. Accordingly, the firm’s revenues will now be aggregated based on the nature of the firm’s activities, rather than its products.
•	The results from client execution activities related to making markets for clients, previously reported in Equities and Fixed Income, Currency and Commodities, are now included in Institutional Client Services.

•	The results previously reported in Principal Investments are now included in Investing & Lending (except for overrides, which are included in Investment Management as described below). In addition, the results related to investing and lending activities across various asset classes, primarily including debt and equity securities, loans, private equity and real estate, previously reported in Equities and Fixed Income, Currency and Commodities, are now included in Investing & Lending.
•	Asset Management and Securities Services has been disaggregated, with the results previously reported in Asset Management now included in Investment Management. The results previously reported in Securities Services are now included in Institutional Client Services, together with the firm’s other client execution businesses.

•	Derivative transactions that are directly related to client advisory and underwriting assignments, previously reported in Equities and Fixed Income, Currency and Commodities, are now included in Investment Banking, together with the advisory and underwriting assignments to which they are directly related.

•	Transaction revenues and custody fees related to the firm’s Private Wealth Management business, previously reported in Securities Services, Equities and Fixed Income, Currency and Commodities, are now included in Investment Management, together with the firm’s other investment management activities.

•	Overrides, which represent the increased share of the income and gains derived from the firm’s merchant banking funds when the return on a fund’s investments over the life of the fund exceeds certain threshold returns, previously reported in Principal Investments, are now included in Investment Management (within incentive fees), together with the firm’s other investment management activities.

The firm’s new business segments are as follows:
     Investment Banking
     Investment Banking is comprised of:
•	Financial Advisory, which includes advisory assignments with respect to mergers and acquisitions, divestitures, corporate defense activities, restructurings and spin-offs, and derivative transactions directly related to such client advisory assignments.

•	Underwriting, which includes public offerings and private placements of a wide range of securities and other financial instruments, and derivative transactions directly related to such client underwriting activities.
     Institutional Client Services
     Institutional Client Services is comprised of:
•	Fixed Income, Currency and Commodities, which includes client execution activities related to making markets in credit products, interest rate products, mortgages, currencies and commodities.

•	Equities, which includes client execution activities related to making markets in equities, commissions and fees, and the firm’s securities services business.
     Investing & Lending
     Investing & Lending includes the following activities:
•	The firm’s investing and lending activities across various asset classes, primarily including debt and equity securities, loans, private equity and real estate. These activities include both direct investing and investing through funds.

•	The firm’s investments in consolidated investment entities.
     Investment Management
     Investment Management includes the following activities:
•	Management and other fees related to the firm’s asset management businesses, including Goldman Sachs Asset Management, Private Wealth Management and the firm’s merchant banking funds.

•	Incentive fees related to the firm’s asset management and merchant banking funds.

•	Transaction revenues related to the firm’s Private Wealth Management business, including commissions and spreads.
These changes to the firm’s business segments have no effect on the firm’s historical consolidated results of operations. Prior period segment results have been conformed to the new business segments.

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THE GOLDMAN SACHS GROUP, INC. AND SUBSIDIARIES
OPERATING RESULTS BY SEGMENT
(UNAUDITED)
$ in millions

	Three Months Ended
	September 30,	June 30,	March 31,
	2010	2010	2010
Investment Banking
Financial Advisory	$499	$471	$464

Equity underwriting	310	225	372
Debt underwriting	350	245	367

Total Underwriting	660	470	739

Net revenues	1,159	941	1,203

Operating expenses	890	713	880

Pre-tax earnings	$269	$228	$323

Institutional Client Services
Fixed Income, Currency and Commodities Client Execution	$2,687	$3,367	$6,017

Equities client execution	860	312	1,287
Commissions and fees	779	940	844
Securities services	343	362	359

Total Equities	1,982	1,614	2,490

Net revenues	4,669	4,981	8,507

Operating expenses	3,166	4,173	4,831

Pre-tax earnings	$1,503	$808	$3,676

Investing & Lending
Industrial and Commercial Bank of China Limited (ICBC)	$9	$905	$(222)
Equity (excluding ICBC)	823	(44)	847
Debt	508	422	1,130
Other	457	503	215

Net revenues	1,797	1,786	1,970

Operating expenses	951	934	908

Pre-tax earnings	$846	$852	$1,062

Investment Management
Management and other fees	$1,001	$966	$932
Incentive fees	158	33	26
Transaction revenues	119	134	137

Net revenues	1,278	1,133	1,095

Operating expenses	1,038	954	949

Pre-tax earnings	$240	$179	$146

Total
Net revenues	$8,903	$8,841	$12,775

Operating expenses (1)	6,092	7,393	7,616

Pre-tax earnings	$2,811	$1,448	$5,159

(1)	Includes the following expenses that have not been allocated to the firm’s segments: (i) charitable contributions of $25 million for the three months ended March 31, 2010; (ii) net provisions for a number of litigation and regulatory proceedings of $27 million, $615 million and $21 million for the three months ended September 30, 2010, June 30, 2010 and March 31, 2010, respectively; and (iii) real estate-related exit costs of $20 million, $4 million and $2 million for the three months ended September 30, 2010, June 30, 2010 and
March 31, 2010, respectively.

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THE GOLDMAN SACHS GROUP, INC. AND SUBSIDIARIES
OPERATING RESULTS BY SEGMENT
(UNAUDITED)
$ in millions

	Year Ended		One Month Ended
	December 31,	November 28,	December 26,
	2009	2008	2008
Investment Banking
Financial Advisory	$1,897	$2,663	$73

Equity underwriting	1,797	1,415	19
Debt underwriting	1,290	1,375	46

Total Underwriting	3,087	2,790	65

Net revenues	4,984	5,453	138

Operating expenses	3,482	3,269	170

Pre-tax earnings	$1,502	$2,184	$(32)

Institutional Client Services
Fixed Income, Currency and Commodities Client Execution	$21,883	$9,318	$446

Equities client execution	5,237	4,950	420
Commissions and fees	3,680	4,826	239
Securities services	1,919	3,251	227

Total Equities	10,836	13,027	886

Net revenues	32,719	22,345	1,332

Operating expenses	13,691	10,294	736

Pre-tax earnings	$19,028	$12,051	$596

Investing & Lending
Industrial and Commercial Bank of China Limited (ICBC)	$1,582	$(446)	$228
Equity (excluding ICBC)	(596)	(5,953)	(1,076)
Debt	1,045	(6,325)	(856)
Other	832	1,903	74

Net revenues	2,863	(10,821)	(1,630)

Operating expenses	3,523	2,719	204

Pre-tax earnings	$(660)	$(13,540)	$(1,834)

Investment Management
Management and other fees	$3,860	$4,346	$320
Incentive fees	180	301	2
Transaction revenues	567	598	21

Net revenues	4,607	5,245	343

Operating expenses	3,673	3,528	263

Pre-tax earnings	$934	$1,717	$80

Total
Net revenues	$45,173	$22,222	$183

Operating expenses (1)	25,344	19,886	1,441

Pre-tax earnings	$19,829	$2,336	$(1,258)

(1)	Includes the following expenses that have not been allocated to the firm’s segments: (i) charitable contributions of $810 million for the year ended December 31, 2009; (ii) net provisions for a number of litigation and regulatory proceedings of $104 million, $(4) million and $68 million for the years ended December 31, 2009 and November 28, 2008 and one month ended December 26, 2008, respectively; and (iii) real estate-related exit costs of $61 million and $80 million for the years ended December 31, 2009 and November 28, 2008, respectively.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: January 11, 2011	By:	/s/ David A. Viniar
		Name:	David A. Viniar
		Title:	Chief Financial Officer

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